Lease Commitments	12 Months Ended
Dec. 31, 2011
Lease Commitments
Lease Commitments

9.    Lease Commitments

        Aon leases office facilities, equipment and automobiles under non-cancelable operating leases. These leases expire at various dates and may contain renewal and expansion options. In addition to base rental costs, occupancy lease agreements generally provide for rent escalations resulting from increased assessments for real estate taxes and other charges. Approximately 88% of Aon's lease obligations are for the use of office space.

        In November 2011, Aon entered into an agreement to lease office space in a new building to be constructed in London, United Kingdom. The agreement is contingent upon the completion of the building construction. Aon expects to move into the new building in 2015 when it exercises an early break option at another leased facility. The Company has included the future minimum rental payments for this leased space in the schedule below and has excluded the future minimum rental payments for the existing lease beyond the expected date of the exercise of the break option.

        Rental expenses (including amounts applicable to taxes, insurance and maintenance) for operating leases are as follows (in millions):

Years ended December 31	2011	2010	2009

Rental expense	$525	$429	$346
Sub lease rental income	71	57	52

Net rental expense	$454	$372	$294

        At December 31, 2011, future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year, net of sublease rental income, are as follows (in millions):

2012	$395
2013	373
2014	334
2015	296
2016	257
Thereafter	984

Total minimum payments required	$2,639